As Filed with the Commission on February 28, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to § 240-14a-11(c) or § 240-14a-12

ABCO ENERGY, INC.
 (Name of Registrant as Specified in Its Charter)
_____________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Copies to: John E. Wolcott, Esq.
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ABCO ENERGY, INC.
2100 North Wilmot
Tucson, AZ 85712
(520) 777-0511

March__, 2017
Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of ABCO Energy, Inc. (“ABCO” or the “Company”).  The meeting will be held on , April ___, 2017 at 8:30 a.m., local time, at the main office ABCO Energy, Inc., 2100 North Wilmot, Tucson, AZ 85712.

We are pleased to enclose the proxy statement for a Special Meeting of the shareholders of ABCO.  At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.
a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Common Stock to 1,000,000,000 shares; to delete a prior authorized Series of Preferred Stock; and to specifically authorize the issuance of 100,000,000 shares of Preferred Stock (collectively, the “Increased Capital Proposal”);

2.	to increase the total number of shares authorized for issuance under Company’s 2015 Stock Option and Incentive Stock Plan (“Equity Incentive Plan”) from 25,000,000 to 200,000,000 shares; and
3.	the transaction of such other business as may properly come before the Special Meeting or at any adjournment or postponement thereof.

Our Board of Directors believes that an affirmative vote for the Increased Capital Proposal, and an affirmative vote to amend the Equity Incentive Plan as aforesaid, both are in the best interests of the Company and its shareholders and has unanimously recommended that the shareholders of the Company vote in favor of the proposals.

I hope that you will be able to attend the Special Meeting to vote on these matters.  Whether or not you expect to attend the meeting in person, please vote by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or vote electronically via the Internet or by telephone.  For further details, see “About the Special Meeting – How do I vote?”

We appreciate your interest and investment in ABCO and look forward to seeing you at the Special Meeting.

Sincerely,
Charles O’Dowd
President and Chief Executive Officer

ABCO ENERGY, INC.
2100 North Wilmot
Tucson, AZ 85712
(520) 777-0511

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on ____, April ___, 2017

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of ABCO Energy, Inc. will be held _____, April ___, 2017 at 8:30 A.M., local time, at the main office of ABCO Energy, Inc., 2100 Wilmot, Suite 211, Tucson AZ 85712, to consider and act upon the following matters:

1.
a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Common Stock to 1,000,000,000 shares; to delete a prior authorized Series of Preferred Stock; and to specifically authorize the issuance of 100,000,000 shares of Preferred Stock (collectively, the “Increased Capital Proposal”);

2.	the proposal to increase the total number of shares authorized for issuance under the Company’s 2015 Stock Option and Incentive Stock Equity Incentive Plan (“Equity Incentive Plan”);
3.	the transaction of such other business as may properly come before the special meeting or at any adjournment or postponement thereof.

Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.  Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed.  Only shareholders of record as of the close of business on February 3, 2017, are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.  A list of shareholders will be available for inspection for a period of ten days prior to the Special Meeting at the office of ABCO, 2100 North Wilmot, Suite 211, Tucson, AZ 85712 and will also be available for inspection at the meeting itself.

It is important that your shares be represented and voted at the Special Meeting. You can vote your shares by completing, signing and returning the enclosed proxy card, electronically via the Internet or by telephone. Regardless of the number of shares you own, your vote is important. Please act today.

 Your attention is directed to the accompanying proxy statement for more complete information regarding the matters to be acted upon at the Special meeting.

By Order of the Board of Directors

Charles O’Dowd
President and Chief Executive Officer

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON.  HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE.  THIS WILL ENSURE THAT YOUR SHARES ARE PRESENT FOR PURPOSE OF DETERMINING WHETHER A QUORUM EXISTS AND VOTED IN ACCORDANCE WITH YOUR WISHES.  FOR FURTHER DETAILS, SEE “ABOUT THE SPECIAL MEETING – HOW DO I VOTE?”

This notice of special meeting and proxy statement and form of proxy card are first being distributed to shareholders on or about March ___, 2017.

ABCO ENERGY, INC.
2100 North Wilmot, Suite 211
Tucson, AZ 85712
(520) 777-0511

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON _______,  April ___, 2017

INFORMATION ABOUT THE SPECIAL MEETING

When and where is the Special meeting?

The 2016 Special meeting of shareholders of ABCO Energy, Inc. (the “Company,” “ABCO,” “we,” and “us”) will be held on _____, April ___, 2017, beginning at 8:30 a.m., local time, at the main office of ABCO 2100 North Wilmot, Tucson, AZ 85712.

Why am I receiving these materials?

We are furnishing our proxy materials to our shareholders in connection with the solicitation of proxies by the Company’s Board of Directors to be voted at the Special meeting.  The Board of Directors asks that you vote on the matters listed in the Notice of Special Meeting, which are more fully described in this proxy statement.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card.  Charles O’Dowd and Wayne Marx s have been designated as proxies or proxy holders for the Special meeting.

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the special meeting of the shareholders of ABCO.  Certain of our directors, officers, employees, and agents may also solicit proxies on our behalf personally, by mail, telephone or otherwise.  We will not pay our directors, officers or employees any extra compensation for participating in this solicitation.

Who will bear the costs of soliciting proxies for the Special meeting?

The Company will bear the cost of soliciting proxies for the special meeting.  We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock.

What is the purpose of the Special meeting?

At the Special meeting, shareholders will act upon the following matters:

Proposal One:  a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Common Stock to 1,000,000,000 shares; to delete a prior authorized Series of Preferred Stock; and to specifically authorize the issuance of 100,000,000 shares of Preferred Stock (“Increased Capital Proposal”); and
Proposal Two: to increase the total number of shares authorized for issuance under Company’s 2015 Stock Option and Incentive Stock Plan (“Equity Incentive Plan”) from 25,000,000 to 200,000,000 shares.

In addition, our management will report on the performance of ABCO during 2016 and respond to appropriate questions from shareholders.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the Special meeting?

Only shareholders of record as of the close of business on the record date, _________, 2017, are entitled to receive notice of the Special meeting and to vote the shares of common stock that they held on that date at the Special meeting or any postponement or adjournment thereof.  Each outstanding common share entitles its holder to cast one vote on each matter to be voted upon at the Special Meeting.  The total number of common shares outstanding on the record date and eligible to cast votes at the Special Meeting is                            .

How many shares must be present to hold the Special meeting?

We must have a quorum to conduct any business at the Special Meeting.  The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date of February 3, 2017 shares, will constitute a quorum at the Special Meeting.  For purposes of determining a quorum, abstentions, withheld votes in the election of directors and broker non-votes will be included in the number of shares present.  A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted on a particular matter.  See “How will my shares be voted if I do not provide my proxy?” below.

How do I vote?

You may vote your shares either in person at the Special Meeting or by proxy whether or not you attend the Special meeting.  Shares held in your name as the shareholder of record may be voted:

(1) in person at the Special Meeting,

(2) via the Internet at [www.vstocktransfer.com/proxy] and following the instructions,

(3) by telephone by calling 520-777-0511 in the U.S. and 011-520+-777-0511 for non-U.S. Shareholders and following the instructions, or

(4) by completing, dating and promptly returning the enclosed proxy card.

We encourage you to vote electronically or by telephone. Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Time on ________ __, 2017.

Shareholders who hold shares through a bank, broker or other nominee (“street name shareholders”) who receive or request printed copies of the proxy materials should be provided with voting instruction cards by the institution that holds their shares. If you are a street name shareholder who has received or requested a printed copy of the proxy materials; and have not received a voting instruction card from your bank, broker or other nominee, please contact the institution that holds your shares.

Street name shareholders may also be eligible to vote their shares over the Internet or by telephone by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction card (if the bank, broker or other nominee provides these voting methods). Otherwise, please complete, sign and date the voting instruction card and return it promptly.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

How will my shares be voted if I do not specify a choice with respect to each proposal?

If you sign and submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the Increased Capital Proposal and FOR the increase of the total number of shares authorized under the Option/Incentive Equity Incentive Plan.

How will my shares be voted if I do not provide my proxy?

If you own your shares as a registered holder, which means that your shares of our common stock are registered in your name, your shares will be voted only if you submit your vote over the Internet or by telephone or if you return a signed proxy card.  Otherwise, your shares will not be represented at the Special meeting and will not count toward the quorum requirement, which is explained under “How many shares must be present to hold the Special meeting?” above, unless you attend the Special meeting to vote them in person.

If you are a street name shareholder, your bank, broker or other nominee may or may not vote your shares if you have not provided voting instructions to the bank, broker or other nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the Special meeting. Under the rules that govern brokers, when a proposal is a “routine” matter, banks, brokers and other nominees may vote your shares in their discretion on “routine matters.”

Under the rules that govern brokers, when a proposal is not a “routine matter” and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.” The election of the director nominees to the Board of Directors and the advisory vote on compensation paid to our named executive officers are not routine matters and, if your bank, broker or other nominee has not received your voting instructions with respect to these proposals, your bank, broker or other nominee cannot vote your shares on these proposals.

Your Participation in Voting the Shares You Own is Important. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a shareholder.

Can I change my vote?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the Special meeting is called to order.  If you are the shareholder of record, you may change your vote by voting via the Internet or by telephone, by timely mailing a new proxy bearing a later date (which automatically revokes the earlier proxy) or by providing a written notice of revocation to our Corporate Secretary prior to the Special meeting being called to order.  Mere attendance at the Special meeting is not sufficient to revoke a proxy.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request prior to the Special meeting being duly called to order.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee, or, if you have obtained a legal proxy from your bank, broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve the proposals?

With respect to the Increased Capital Proposal, you may vote “FOR” the proposal or “AGAINST” the Proposal or “ABSTAIN”.  Approval of the Increased Capital Proposal by a majority of the shares outstanding and cast at the Special meeting.

With respect to the Equity Incentive Plan, you may vote "FOR" the proposal, "AGAINST" the proposal, or "ABSTAIN" from voting on the proposal. The affirmative vote of a majority of shares present in person or represented by proxy at the Special meeting and entitled to vote on this matter is required for approval of the Equity Incentive Plan.

Can I vote on other matters?

The matters presented at a Special meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders.  We have not received notice from any shareholder as to any matter to come before the Special meeting.  If any other matter is presented at the Special meeting, your signed proxy gives Charles O’Dowd and Wayne Marx the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends a vote “FOR” the Increased Capital Proposal and “FOR” the amendment to the Stock Option and Incentive Stock Plan. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the Special meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact Laurel Hill Advisory Group, LLC:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, New York, 11753
Ph. (888) 742-1305
Bankers and Brokers call: (516) 633-3100

PROPOSAL 1

PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL TO 1,000,000,000 SHARES OF COMMON STOCK AND TO AUTHORIZE THE ISSUANCE OF 100,000,000 SHARES OF PREFERRED STOCK

The Board of Directors believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance by 950,000,000 shares of Common Stock, bringing the total number of shares of Common Stock authorized to 1,000,000,000 shares.   The Amendment to the Articles also deletes the  currently  authorized Series  A convertible preferred stock  (“Series A”)  and then  specifically authorizes a new Preferred Stock  in the amount of 100,000,000 shares. The specific terms of the Preferred Stock will be determined by the Board of Directors at the time each series thereof is authorized. There are currently authorized for issuance 2,886,704 shares of Series A. No shares of Series A are currently outstanding. There are 50,000,000 shares of Common Stock currently authorized for issuance and 33,028,126 shares are currently outstanding.  The text of the proposed Amendment is attached hereto as Exhibit A (the “Articles of Amendment”).

This proposal to increase the number of shares of Common Stock authorized for issuance to delete the Series A and to  authorize a Preferred Stock, if approved at the Special Meeting, will become effective upon the filing of the Articles of Amendment with the Secretary of State of Nevada.

REASONS FOR THE INCREASE

As a result of a reverse stock split which became effective on January 13, 2017, the number of authorized shares was reduced to 50,000,000 from 500,000,000.  Our board of directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures and other general corporate purposes. Our board of directors believes that having such additional authorized shares of common stock and preferred stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the overall value of the Company to its shareholders. There are certain advantages and disadvantages of an increase in our authorized common stock. The advantages include:

•	The ability to raise capital by issuing capital stock under various types of transactions and financing transactions.

•	To have shares of common stock and preferred available to pursue business expansion opportunities, if any.
The disadvantages include:

•
The issuance of authorized but unissued stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•
Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing shareholders.

•
The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

•
The Company expects to file in the near future a Registration Statement on Form S-1 (“New S-1”) to register  approximately 100,000,000 shares for sale by the Company and approximately 4,000,000 shares for sale by certain selling shareholders  thereunder. There are currently approximately 23,000,000 shares available for issuance under the New  S-1. If the Proposal to increase the authorized common stock to 1 Billion is not approved, the Company will be short by 77,000,000 authorized shares if all 100,000,000 shares were to be sold under the New  S-1. The Company will use its best efforts to ensure that the Proposal is approved.

Although the Company will need to raise significant capital in the near term as described in its filings with the Securities and Exchange Commission, other than as set forth under the caption “Certain Transactions” below, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate Amendment. The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board of Directors deems to be in the best interests of the Company and its shareholders.

Although an increase in the authorized shares of Common Stock and Preferred Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders.

If the Company’s shareholders do not approve the increase in authorized shares of Common Stock and Preferred Stock, the Company will be very limited in its ability to use shares of Common Stock and Preferred Stock for financing, acquisitions or other general corporate purposes.

APPROVAL REQUIRED

Pursuant to Nevada Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE COMPANY’S AUTHORIZED CAPITAL.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE ABCO ENERGY, INC. 2015 STOCK OPTION AND INCENTIVE STOCK PLAN

GENERAL

The Board has approved an amendment to the ABCO Energy, Inc. 2015 Stock Option and Incentive Stock Plan (the “Equity Incentive Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 75,000,000 shares, from 25,000,000 shares to 100,000,000 shares, and directed that the amendment be submitted to the shareholders for approval at the Special Meeting. The proposed amendment is attached hereto as Exhibit B.

The amendment to the Equity Incentive Plan is intended to ensure that we can continue to provide an incentive to our employees, directors and consultants by enabling them to share in our future growth. If approved by the shareholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the Equity Incentive Plan. If the shareholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the Equity Incentive Plan.

BACKGROUND

The Equity Incentive Plan was adopted on September 8, 2015, and approved by the shareholders of the Company at an annual meeting of the Company’s shareholders on the same date.  25,000,000 shares of Common Stock were initially available for awards under the Equity Incentive Plan. The purposes of the Equity Incentive Plan are to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

The Equity Incentive Plan currently authorizes for issuance a maximum of only 25,000,000 shares. As of January 6, 2017, the number of shares available for issuance under future awards under the Equity Incentive Plan was ________ shares. We use equity-based incentive compensation as a component of our pay-for-performance philosophy. Our Board does not believe that the number of shares available for issuance under the Equity Incentive Plan is sufficient in light of our compensation strategy.

The increase represents approximately ____% of the total number of outstanding shares of Common Stock as of January 13, 2017. After giving effect to such increase, the number of shares of Common Stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately ____% of our total issued and outstanding shares of Common Stock (on a fully diluted basis after giving effect to such future award issuances).

General

Our Equity Incentive Plan was approved by our Board and Consenting Stockholders on January 15, 2016. The Company presently has reserved a total of 25,000,000 shares of our authorized Common Stock for issuance under the Equity Incentive Equity Incentive Plan.

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

Summary of the 2015 Stock Option and Incentive Stock Equity Incentive Plan

The Equity Incentive Plan enables the Board to provide equity-based incentives through grants of Awards to the Company’s present and future employees, directors, consultants and other third party service providers.

Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a condition of acquiring another entity will not reduce the maximum number of shares of Common Stock reserved for issuance under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Equity Incentive Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board (or such other committee as is designated by the Board, or in the absence of any such committee, the full Board), will administer the Equity Incentive Plan. Subject to the terms of the Equity Incentive Equity Incentive Plan, the compensation committee will have complete authority and discretion to determine the terms of Awards under the Equity Incentive Plan.

Stock Options

The Equity Incentive Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option” and collectively “Options”). Options granted under the Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from us at a specified exercise price per share. The administrator of the Equity Incentive Plan will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the fair market value of the Common Stock on the date of grant. Under the Equity Incentive Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another Award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the Equity Incentive Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. No participant may be granted. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the Common Stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Reload Stock Options

Any Options may be granted with a reload feature, which reload feature shall only apply where the exercise price of the Option is paid by delivery of Common Stock. Such Reload Options shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Stock Option to purchase that number of shares of Common Stock as were delivered to pay the exercise price of the Option, and, with respect to Non-Qualified Stock Options, the number of shares of Common Stock used to satisfy any applicable withholding taxes.

Stock Appreciation Rights (“SAR”)

Concurrently with the award of any Option, the administrator of the Equity Incentive Plan may award to the Option holder related SARs, which permits the Option holder to be paid the appreciation on the related Option in lieu of exercising the Option. All SARs with respect to Incentive Stock Options must be granted together with the related Option. Any SARs with respect to Non-Qualified Stock Options may be granted together or separately from the related Option. SARs may be exercised only for such period of time as the underlying Options are exercisable, in no event more than 10 years from the date of grant. If any SAR is exercised by the holder of the SAR, the underlying Option shall be cancelled, and the shares of Common Stock underlying such Option shall no longer be available for Awards under the Equity Incentive Equity Incentive Plan.

Restricted Stock Awards

The Equity Incentive Equity Incentive Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Board, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Non- Restricted Stock Awards.

        Participants may be awarded (or sold at a discount) shares of common stock which are not subject to restrictions, in consideration for services rendered thereby to the Company or an affiliate or for other valuable consideration.

Change in Control

The administrator of the Equity Incentive Plan may make provisions in Awards with respect to a change in control. Under the Equity Incentive Plan, in the event of a change of control and absent any terms to the contrary in an Award, the Board may take such actions to provide for one or more of: (a) accelerating the vesting of any or all Awards; (b) assuming or substituting any or all outstanding Awards; and (c) cashing out any or all outstanding Awards immediately before the change in control.

Duration, Amendment and Termination

The administrator of the Equity Incentive Plan may suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Equity Incentive Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the Equity Incentive Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards or reduces the minimum exercise price for options or exchange of options for other Awards, unless such change is authorized by our stockholders. A termination or amendment of the Equity Incentive Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted Award.

Adjustments for Changes in Capitalization

In the event of a change in capitalization, the Compensation Committee will make such proportionate adjustments in the aggregate number of shares for which awards may be granted under the Equity Incentive Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding awards, as the committee in its sole discretion may deem appropriate.

Restrictions on Transfer

Except as otherwise permitted by the administrator of the Equity Incentive Plan and provided in the Award, Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Awards, which are authorized to be granted under the Equity Incentive Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Equity Incentive Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments

Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Equity Incentive Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

THE FOREGOING PARAGRAPH IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2015 STOCK OPTION AND INCENTIVE STOCK EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Executive Compensation

The philosophy of the compensation subcommittee of the Compensation Committee is to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance and produces consequences for underperformance. It is also the compensation subcommittee’s practice to provide a balanced mix of cash and equity-based compensation that the committee believes appropriate to mitigate risk and align the short and long-term interests of the Company’s executives with those of its shareholders and to encourage executives to participate and perform as equity owners of the Company.

We believe that to attract and retain the quality of executive talent necessary to achieve our long-term strategic business goals, we must offer a competitive compensation package to our executives. The compensation subcommittee seeks to attract executive talent by offering competitive base salaries, Special performance incentive opportunities, and long-term rewards under the Company’s incentive stock option Equity Incentive Plans. When considering pay decisions for our named executive officers, we target the low to median of the market for base salary compensation. While applying no specific formula or weighting of each factor, we also consider the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance. In addition to the executive’s base salary, we provide incentives that reward superior performance in various areas of the executive’s responsibility. These performance factors are tailored to each executive based on the weighting given to each of the short and long term business goals for which the executive has more or less influence, responsibility, or control. In general, if the executive meets or exceeds the performance factors, the targeted total compensation for the executive will be in the median to upper quartile of the market. Based on our business strategy and the results we expect from our executives, we attempt to blend their compensation pay between short and long-term pay as well as the mix of cash and equity compensation. We believe the design of our compensation programs and the amounts paid have been and continue to be appropriate and reasonable. We continually review our programs to ensure they are aligned with our business objectives and shareholder interests.

The compensation committee measures the Company’s senior management compensation levels with comparable compensation levels in industry benchmark studies and peer group data. We use survey data to compare the compensation of our executive positions to those at other banking institutions with characteristics similar to ours. These characteristics include asset size, geographic location, number of employees, and other factors.

The compensation subcommittee, with the assistance of management, reviewed the elements of our compensation programs to determine whether any portion of our compensation practices encouraged excessive risk taking and concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table sets forth certain summary information concerning the cash and non-cash compensation awarded to, earned by, or paid to Charles O’Dowd, our President and Chief Executive Officer, and Wayne Marx our Vice President and Secretary for the fiscal years ended December 31, 2016 and 2015.  These two officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total Compensation ($)
Charles O’Dowd	2016	$46,000		$500,000	$5,000	$46,000
President & CEO	2015	$52,000				$52,000

Wayne Marx	2016	0				0
VP, Director	2015	0				0

(1)
Amounts shown represent the FASB ASC Topic 718 grant date fair value of options granted during 2015.  See note 13 to the consolidated financial statements included with the 2015 Form 10-K for a discussion of the assumptions used in the valuation of stock-based compensation awards.

(2)	Represents stock bonus payments under the Company’s informal executive incentive Equity Incentive Plan.

Mr. O’Dowd normally receives a salary of $52,000 per year.  Mr. O’Dowd was employed in January, 2009 and works full time for the Company.

Mr. Marx has not received any compensation for his services to the Board of Directors and no arrangements have been made to do so at this time.  It is anticipated that his remuneration for calendar 2016 will remain the same as fiscal 2015.

There is no family relationship between any of the current officers or directors of the Company.

Grants of Equity Incentive Plan-Based Awards

None.

Executive Incentive Equity Incentive Plan

None.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

 The following table sets forth information on outstanding option and stock awards held by the named executive officers of the Company at December 31, 2016, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options un-exercisable (#) (1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Charles O’Dowd	500,000	0	$.001	01/01/2016	01/01/2021

Wayne Marx	None	None	None	None	None

(1)	All options vest 20% per year beginning on the first anniversary of their grant date.
(2)	For a description of the Equity Incentive Plan, please refer to page 29 below, “Form of Equity Incentive Plan”.

In the aggregate of 865,000 stock awards are outstanding under the Equity Incentive Plan as of December 31, 2016.

The Stock Option Awards have been issued to 2 employees at an exercise price of $0.001 per share expiring on 1/21/21. The outstanding Stock Awards were issued to 4 consultants.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

Any future material transactions and loans will be made or entered into on terms that are no less favorable to the Company that those that can be obtained from unaffiliated third parties.  Any forgiveness of loans must be approved by a majority of the Company’s independent directors who do not have an interest in the transactions and who have access, at the Company’s expense, to Company’s or independent counsel.  Until the Company has more than two directors, this policy will not be in effect.

Officers, directors and other related individual’s loans are demand notes totaling $100,501 as of September 30, 2016 and $69,944 as of December 31, 2015. The total consists of two notes from Officer/Directors.

The following table indicates the balances due on demand notes and the accrued interest on these notes.

Name	Position	Amount due 9-30-16	Accrued interest due
Charles O’Dowd	President, CEO, Director	$40,501	$3,772
Wayne Marx	VP, Director	$60,000	$18,061

The Charles O’Dowd note was increased by $30,557 during the period ended September 30, 2016, which increased the total note to $40,501 as of September 30,2016.  The note is an unsecured demand note and bears interest at 12% per annum. This note had an interest charge of $2,040 for the period ended December 31, 2016 and $5,812 accrued and unpaid at December 31, 2016. An additional loan of $33,000 was made by this officer in October, 2016 and a repayment of $20,000 was made on December 22, 2016.  The note is a demand note which bears interest at the rate of 12% per annum.  Mr. O’Dowd is now owed a total of $53,501 plus interest.

The Wayne Marx note in the amount of $60,000 provides for interest at 12% per annum and is unsecured.  This note resulted in an interest charge of $1,815 for current period and $19,876 accrued and unpaid at December 31, 2016.

Charles O’Dowd, CEO, President and Director of the Company and Wayne Marx, Vice President and Director of the Company are each “Promoters” as defined in Rule 405 of Regulation C.  In 2009 Mr. O’Dowd received his 400,000 shares of Company stock in exchange for services rendered which were valued at $4,000 and Mr. Marx purchased his 100,000 shares for a cash payment of $50,000 in 2010.

CERTAIN TRANSACTIONS

On September 15, 2015, The Company entered into Engagement Agreement with Adamas Fund, LLC, as advisor [“Advisor”] which contemplates issuance of a minimum of   $3,000,000 in principal amount of Notes (“Notes”) to be issued in a Rule 144A Bond offering under the Securities Act of 1933, as amended. The terms and conditions of the Notes are subject to change but generally the term of the Notes will be ten (10) years from the date of issuance.   There will be no interest payments made on the Notes for the first two years they are outstanding.  For years three through ten there will be scheduled annual interest payments at the rate of 6.5% per annum, until the Notes become due in October 2027.  The Notes may be convertible into shares of the common stock of the Company.  The Notes will not become convertible until after the Notes have been outstanding for three to five years.  No transactions have taken place on this Engagement Agreement.

The Notes are unsecured and will rank pari parsu with all other outstanding unsecured debt of the Company.  The Notes will be redeemable under certain circumstances either on stated dates and/or at the option of the Company or the Noteholders upon written notice.

Application may be made to the UK Listing Authority or the Deutsche Borse to admit the Notes for trading on their respective markets.  Certain restrictions may apply to the offer, sale and transfer of the Notes in the US, EUC, including the UK, Australia and Japan. It is contemplated that the Notes will be initially issued in January 2017 and will be offered and sold through foreign broker-dealers primarily in England and Germany.

The Advisor will be paid a fee of $150,000 in two installments of $75,000 for advisory services rendered in connection with the issuance of the Notes. The first payment is payable in 37,500 shares of free trading common stock on or about October 15, 2015, at a price of $0.20 per share. The second payment was made in the form of cash in the amount of $27,500 in full payment in lieu of the send payment of 37,500 shares.  The initial payment of 37,500 shares, have been registered under the Securities Act of 1933, as amended, under a Form S-1 Regulation Statement which became effective November 6, 2015.  The Notes are currently being marketed by the Company through independent brokers.

During the period from October 1, 2016 through December 31, 2016, the Company issued 18,168,987 pre-split (1,816,898 post split) shares of common stock and received or credited gross proceeds of $292,565. The expenses of the offering totaled $157,944.  The net proceeds were used for working capital, corporate expenses, legal fees and public company expenses.

On September 2, 2016, the Company entered into a Consulting Agreement [“CA”]  with Benchmark Advisory Partners (“Consultant”) with an effective  date of September 30, 2016 and which  provides for Consultant to perform financial and business consulting services and other related activities, including, but not limited to, the introduction to the Company of public company services, capital resources, investor relation resources and legal and accounting services who may be of able to provide equity and debt financing. The CA has a six month term from the effective date  expiring on March 31, 2017.  In consideration for rendering such services, on September 30, 2016, Consultant was paid a consulting fee consisting of 150,000 restricted shares of common stock.

Effective September 30, 2016, the Company entered into a Consulting Agreement (“CA”) with Joshua Tyrell (“Tyrell”) which provides for Tyrell to assist in various business development activities on behalf of the Company, including but not limited to realizing new business opportunities.  In consideration for rendering such services, Tyrell was issued 1,500,000 free trading shares of Company common stock.  The CA has a six month term expiring on March 31, 2017.  On November 7, 2016 and on November 30, 2016, the CA was amended to provide for the payment of an additional 6,300,000 and 5,000,000 free-trading shares, respectively, to Tyrell for services rendered due to the huge trading volume of the derivative conversions and to extend the term of the CA to 12 months ending on November 7, 2017

From October 7, 2016 through December 31, 2016, the Company issued an aggregate of 198,727,390 pre-split (19,872,729 post split) shares of its common stock upon conversions of six different convertible notes at conversion prices ranging from $0.0015 to $0.0047 per share.  As a result of such issuances, all six [6] of the notes have paid in full as of that date.

The Company has entered into Securities Purchase Agreement (“SPA”) with Blackbridge Capital, LLC, a Delaware limited liability company, operating out of New York, New York (“Blackbridge”) whereby Blackbridge has agreed to purchase up to $5,000,000 worth of shares of the Company’s common stock.  The Company filed a Registration Statement to register such shares for sale to Blackbridge.  In addition, the Company has issued [i] a convertible promissory note to Blackbridge pursuant to the Securities Purchase Agreement equal to $150,000 as a commitment fee (the “Blackbridge Note”), [ii] a $100,000 Convertible Note to Blackbridge to cover the expenses to be incurred for the preparation and filing of the Registration Statement and related matters (“Expenses Note”).  The Registration Statement was withdrawn to comply with certain technical issues raised by the SEC and the Blackbridge SPA was terminated by mutual consent.    Per the terms of the Blackbridge Note and the Expenses Note, Blackbridge has the right to convert any or all of the both of these Notes into common stock of the Company either as restricted stock or free-trading shares upon the effectiveness of the Registration Statement.

The Board of Directors of the Company has approved a reverse stock split of its common stock, at a ratio of 1-for-10 (the “Reverse Stock Split”).  The Reverse Stock Split is being done in accordance with the Company’s obligation to effect a reverse stock split of the Common Stock to facilitate the consummation of the Securities Purchase Agreement with Blackbridge Capital, LLC, effective September 30, 2016, pursuant to which Blackbridge agreed to purchase up to $5,000,000 worth of shares of the Company’s common stock.  See the Company’s Form 8-K filed with the SEC on November 29, 2016. The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on January 13, 2017 (the “Effective Date”), whereupon the shares of common stock began trading on a split adjusted basis.  On the Effective Date, the Company’s trading symbol was changed to “ABCED” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “ABCE”.  In connection with the Reverse Stock Split, the Company’s CUSIP number will change to 00287V2043.  On the Effective Date, the total number of shares of the Company’s Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 10.  No fractional shares will be issued, and no cash or other consideration will be paid.  Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

On February 25, 2016, the Company replaced its current auditors, Thayer-O’Neal Company, LLC (“Thayer”) with Fruci & Associates II, PLLC (“Fruci”).  There were no disagreements  between the Company and Thayer regarding accounting principles or practices, disclosure requirements or auditing scope or procedures which resulted in this change of auditors.  Fruci currently is conducting the audit of the Company’s financial statements for the Company’s fiscal  year ended December 31, 2016.

INTERESTS OF DIRECTORS AND OFFICERS

Our directors may grant awards under the Equity Incentive Plan to themselves as well as our officers, in addition to granting awards to our other employees.

OTHER INFORMATION

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the Equity Incentive Plan are discretionary. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the last fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading “Compensation of Directors” in this Proxy Statement.

APPROVAL REQUIRED

Pursuant to Nevada Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY INCENTIVE PLAN.

PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING

We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments or postponements of the Special Meeting if there are not sufficient votes at the Special Meeting to adopt the proposals described herein. In the event insufficient votes are present to approve the aforementioned proposals, we would determine to adjourn or postpone the Special Meeting in order to solicit additional Proxies.

APPROVAL REQUIRED

Pursuant to Nevada Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.

DIRECTORS AND OFFICERS

Executive Officers

Name	Age	Position	Position(s) Since
Charles O’Dowd	68	CEO, President, Secretary, Director	July 1, 2011
Wayne Marx	67	Vice President, Director	July 1, 2011

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2017 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

At present, we do not have employment agreements with any of our Executive officers.  There is no pending litigation or proceeding to which the Company is a party that may materially affect the business or its assets. The Company is not subject to any adverse order, judgment or decrees entered in connection with the offering by the regulatory authorities in each state; by any court; or by the Securities and Exchange Commission.

Directors, Executive Officers, Promoters and Control Persons, Conflicts of Interest

No retirement, pension, profit sharing, or insurance programs

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Common Stock as of  January 13, 2017 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)

Charles O’Dowd	400,000	.015%
Wayne Marx	100,000	.004%
All Officers, Directors And 5% Shareholders-As a Group	500,000	.019%

(1) “Beneficial Owner” means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 26,871,876 shares of Common Stock outstanding as of January 13, 2017, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC.  Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on a review of copies of such forms received and written representation letters from our executive officers and directors, we believe that, during the last fiscal year, all executive officers and directors complied with the Section 16(a) reporting requirements, except that Forms 5 for each director to report the respective grants of common stock as their retainers were filed late.

ADDITIONAL INFORMATION

A copy of our 2015 Special report is awards to each shareholder of record.  Shareholders disowning a copy of the Special report may obtain one without charge.  Requests and inquiries should be addressed to: ABCO Energy, Inc., 2100 North Wilmot, Suite 211, Tucson, AZ 85712, Attn: Corporate Secretary, (520) 777-0511.

We have also filed a copy of our 2015 Form 10-K and this proxy statement with the SEC, which are available on its website at www.sec.gov, and are also available on our website at www.ir.abcoenergy.com.  Information on, or that can be accessed through, our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

The Company has also retained Laurel Hill Advisory Group, LLC to assist it in the solicitation of proxies. Laurel Hill Advisory Group, LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above.  Laurel Hill Advisory Group, LLC will receive a fee of $_____, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Laurel Hill Advisory Group, LLC against certain claims.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing:

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on April 11, 2016;

•
The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016  and September 30, 2016, as filed on May 10, 2016, August 20, 2016 and November 21, 2016, respectively; and

•	The Company’s Current Reports on Form 8-K, as filed on May 15, 2016, October 24, 2016, November 29, 2016 and December 13, 2016.

If you have any questions or require any assistance in voting your shares, please call:
Laurel Hill Advisory Group, LLC
2 Robins Lane, Suite 201
Jericho, New York 11753
Ph. (888) 742-1305
Banks and Brokers Call: (516) 633-3100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Proxy Statement on Schedule 14C to be signed on its behalf by the undersigned duly authorized.

ABCO ENERGY, INC.

Dated: March ___, 2017	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Shareholders to be Held on Friday, April 13, 2017:
The Company’s Proxy Statement is available at
www.ir.abcoenergy.com

Please complete, sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Approval of Amendment to Articles of Incorporation to Increase authorized Capital.
☐ FOR ☐ AGAINST ☐ ABSTAIN	(2) Approve the Increase in the authorized shares under Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
(3) In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.
All as more particularly described in the Company’s Proxy Statement for the Special Meeting of Shareholders to be held on March 3, 2017, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED “FOR” ITEMS (1) (2) AND (3)  IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

To change your address on the account please check the box at right and indicate your new address in the address space above.  Please note that the changes to the registered name(s) on the account may not be submitted via this method. ☐

Please promptly complete, sign, date and mail this Proxy Card in the enclosed envelope. No postage is required.
Signature of Shareholder_______________________________ Date: _______________	Signature of Shareholder ________________________________ Date: _______________

☐

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

ABCO ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Special Meeting of Shareholders called for ____< _, _______, 2017

The undersigned hereby appoints Charles O'Dowd and Wayne Marx, or either of them, the attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of ABCO Energy, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Company's Corporate Office at 2100 North Wilmot, Tucson, AZ 85712 on _____< _____, 2017 at 8:30 A.M., and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present.  Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters on the reverse side:

(Continued and to be completed, dated and signed on reverse side.)

Exhibit A

PROPOSED AMENDMENT TO ABCO ENERGY, INC. ARTICLES OF INCORPORATION

ARTICLE 3 – SHARES

The specific authorization in this Article 3  for  2,886,704 shares of  Series A Convertible Preferred Stock is hereby revoked and rescinded and thereafter  total number of shares of capital stock which the corporation has authority to issue is 1,100,000,000, of which 100,000,000 shall be designated as newly authorized preferred stock, par value $0.001 per share (hereinafter the ”Preferred Stock”), and 1,000,000,000 shall be common stock, par value $0.001 per share (hereinafter the “Common Stock”).  Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders.  The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore.  The Common Stock shall not have any preemptive rights.

Exhibit B

PROPOSED AMENDMENT TO ABCO ENERGY, INC. EQUITY INCENTIVE PLAN

Proposal 2 presents for stockholder consideration the following amendment to Section 4.(a) of the ABCO Energy, Inc. 2015 Stock Option and Incentive Stock Plan:

“4(a)           Stock Reserve.  Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate one hundred million (100,000,000) shares of Common Stock”.

Other than the amendment to the text of Section 4.(a) as above set forth, in all other respects the text of the ABCO Energy, Inc. 2015 Stock Option and Incentive Stock Plan would appear as such document was filed as Exhibit 10.1 to the Company’s Proxy Statement for its Annual Meeting filed July 29, 2016.